UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21385

Foresight Funds, Inc.
--------------------------------------------------
(Exact name of registrant as specified in charter)

1634 Pebble Chase Dr. Katy, TX                77450
------------------------------------------------------
(Address of principal executive offices)    (Zip code)

Michael M. Bissell 1634 Pebble Chase Dr. Katy, TX 77450
--------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: 281-398-0922

Date of fiscal year end: 12/31/09

Date of reporting period: 06/30/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.



                              Foresight Value Fund

                       Finance Your Future With Foresight

                             1634 Pebble Chase Drive
                                 Katy, TX 77450


                                 SEMI-ANNUAL REPORT
                                   JUNE 30, 2009

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009


Dear Fellow Shareholders:

The Fund's total return over the past six months was 50.24% as compared to a total return for the S&P 500 Index of 3.16% for the same period. As of July 31, 2009, the Foresight Value Fund was ranked #1 among 491 multi-cap value funds by Lipper in the year-to-date (YTD) category, as reported in the August 3, 2009 edition of the Wall Street Journal. Although our performance this year has been gratifying, we still have a ways to go before recovering from last year's losses. As global economies climb out of recession, our portfolio's heavy weightings in the basic material, financial and technology sectors should continue to benefit in the second half of the year as they have in the past six months. In our opinion the S&P 500 Index and other stock market indices probably saw their trough in March. We believe this to be supported by the chart below plotting the S&P 500 Index during the current recession (light shaded bars), which was presented in our last letter, but updated though the end of July, 2009. As can be seen, the S&P 500 will need to gain an additional
40 percent to return to its pre-recession levels.

                        S&P 500 DURING THE 2007 RECESSION

                                [Graph omitted]

                                 DATE    S&P 500
                                ------   -------

                                Jan 07   1438.24
                                Feb 07   1406.82
                                Mar 07   1420.86
                                Apr 07   1482.37
                                May 07   1530.62
                                Jun 07   1503.35
                                Jly 07   1455.27
                                Aug 07   1473.99
                                Sep 07   1526.75
                                Oct 07   1549.38
                                Nov 07   1481.14
                                Dec 07   1468.36
                                Jan 08   1378.55
                                Feb 08   1330.63
                                Mar 08   1322.70
                                Apr 08   1385.59
                                May 08   1400.38
                                Jun 08   1280.00
                                Jly 08   1267.38
                                Aug 08   1282.83
                                Sep 08   1166.36
                                Oct 08    968.75
                                Nov 08    896.24
                                Dec 08    903.25
                                Jan 09    825.88
                                Feb 09    735.09
                                Mar 09    797.87
                                Apr 09    872.81
                                May 09    919.14
                                Jun 09    919.32
                                Jul 09    987.48

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009


It was recently announced that the 2009 federal deficit is expected to be $1.58 trillion. In an August 18, New York Times editorial entitled
"The Greenback Effect", Warren E. Buffett states that the "United States economy is now out of the emergency room and appears to be on a slow path to recovery. But enormous dosages of monetary medicine continue to be administered and, before long, we will need to deal with their side effects." As stated in our last letter, we believe these side effects will be slowed growth for non-governmental sectors of our economy, increased monetary inflation and increased taxes. Although the short-term effects of the government's massive deficit spending might provide a stimulus to economic growth, we believe that in the long-term, our investments should be those with the most immunity to rekindled inflation and a devalued dollar.

We thought we would share some shareholder questions that we have recently been asked and our responses. (In full disclosure, the shareholder with the questions is my wife.)

WHY DIDN'T YOU SELL EVERYTHING BACK WHEN STOCKS WERE HIGH?

If we had known what was coming, we would have! However, as we have stated before, the problem with exiting the market is in knowing when to return. Quoting from our last letter:

"If you took away the 10 best days, two-thirds of the cumulative gains produced by the Dow over the past 109 years would disappear! Similarly, if you were out of the market for the 10 worst days, your total return would triple! We do not have the talent to determine these 10 best and worst days, so the alternatives are to either stay invested in equities, or not invest in equities at all."

WHY DID THE FUND LOSE MONEY TODAY WHEN THE MARKET WAS UP?

Since the Fund typically holds twenty to thirty stocks, as compared to the 500 stocks in the S&P 500 Index, a proxy for the "market", and our sector weightings differ, there will be days when the Fund and "market" returns

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009

diverge. Hopefully, more frequently with the Fund up when the market is down!

WHY HAS THE FUND'S PERFORMANCE BEEN WORSE THAN OTHER FUNDS?

Although a specific fund was not mentioned, in many cases funds which are more widely diversified than we are may not lose as much in bear markets. Conversely, this same diversification might lead to underperformance compared to our Fund during market upturns. In other words, our Fund's volatility could exceed that of a more widely diversified fund. We also admit we made some investment mistakes in 2007 and 2008 as the economy entered this recession.

WHY DO YOU STILL OWN THAT LOSER LEVEL 3 COMMUNICATIONS?

Although the current market price for Level 3 Communications (LVLT) is below our average purchase price, we believe it represents an opportunity to eventually profit from the exceptional growth in internet communications we foresee over the coming years. The boom in streaming video downloaded from sites such as YouTube, the delivery of HD movies to the consumer via the internet instead of DVDs, the increase in wireless 3G and 4G applications and more businesses choosing video conferencing over expensive travel, all represent opportunities for LVLT TO provide communications services over their extensive worldwide optical networks. In our opinion, the cost to replicate LVLT's optical networks far exceeds the enterprise value of the company based on its current stock price.

The graph and chart on the next page compare the performance of the Fund with the S&P 500 Index. The graph compares the growth of a hypothetical $10,000 invested in the Fund and the S&P 500 Index from the Fund's inception date of January 15, 2004 through June 30, 2009. The chart compares total returns from January 1, 2009 through June 30, 2009 (most recent six months), for the past year, the past three years and from the Fund's inception date of January 15, 2004 through June 30, 2009. Both presentations assume that dividends and capital gain distributions are reinvested. The Fund's returns are net of expenses, whereas the S&P 500 Index returns assume no expenses are incurred by investors.

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009


               Comparison of the Growth of a $10,000 Investment in the
                     Foresight Value Fund and the S&P 500 Index

                                [GRAPH OMITTED]

                                  Foresight Value Fund    S&P 500 Index
                                  --------------------    -------------

     01/15/04 Inception Date            $10,000              $10,000
     06/30/04                           $10,800              $10,174
     12/31/04                           $11,794              $10,906
     06/30/05                           $11,828              $10,817
     12/31/05                           $11,528              $11,441
     06/30/06                           $12,020              $11,751
     12/31/06                           $13,352              $13,248
     06/30/07                           $14,604              $14,170
     12/31/07                           $11,895              $13,976
     06/30/08                           $ 9,946              $12,311
     12/31/08                           $ 4,766              $ 8,805
     06/30/09                           $ 7,161              $ 9,084



                      Total Returns (Dividends Reinvested)
                          Periods Ended June 30, 2009

                        Most Recent     1 Year     3 Years     Since Inception
                        Six Months                           (January 15, 2004)
                        -----------     ------     -------   ------------------

Foresight Value Fund      50.24%       -28.99%     -15.86%         -5.93%

S&P 500 Index              3.16%       -25.99%      -8.22%         -1.74%


Past performance does not predict future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. "Most Recent Six Months" figures are not annualized. Other total returns are average annual returns.

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009


During the past six months we added five new companies to our portfolio and liquidated our holdings in three companies. The new additions to the portfolio were AmeriCredit Corp., Electro Scientific Industries, Forest City Enterprises, Leucadia National Corp. and Pioneer Natural Resources. We also added to our position in Bank of America Corporation.

AmeriCredit Corp. is an auto finance company primarily servicing the subprime market for automobile loans. We purchased our shares significantly below their book value. As credit conditions improve, we believe AmeriCredit will again eventually trade for historical multiples of their book value which we also expect to grow. Electro Scientific Industries designs, manufactures and sells manufacturing equipment to the semiconductor and microelectronics industries worldwide. They are debt free with large reserves of cash which we believe will allow them to successfully weather the current downturn in semiconductor manufacturing. Forest City Enterprises owns, develops and manages commercial and residential real estate properties in the United States. We believe Forest City stands to profit handsomely as real estate markets eventually recover. Leucadia National Corp. is a diversified holding corporation with investments in manufacturing, telecommunications, property management, gaming, real estate, mining, medical product development and winery operations. Our last addition, Pioneer Natural Resources, we have owned before. Pioneer is an oil and gas exploration and production company with operations in the United States, Tunisia and South Africa. The current recession offered us the opportunity to re-establish a position in Pioneer at what we believe was an attractive price.

The three positions eliminated from the portfolio were Allied Irish Banks, Sun Microsystems and NRG Energy. We were mistaken in our investments of both Allied Irish Banks and Sun Microsystems. The global recession hit the commercial real estate markets of Ireland particularly hard, and as Allied Irish had large exposures to these markets, they were adversely impacted. The largest customer segment for Sun Microsystems' servers was the financial industry which was particularly hard hit during the current recession. We were able to exit our position as the stock price partially recovered following the announcement of Sun's purchase by Oracle. NRG Energy was sold in order to free up funds to purchase other companies that were believed to be more undervalued.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009


Our top performing investments over the past six months were Level 3 Communications, Freeport McMoRan Copper & Gold, Goldman Sachs Group, Sun Microsystems and NovaGold Resources. The gains in all holdings except Sun Microsystems were, in our opinion, primarily the result of prices returning to more reasonable levels as compared to the oversold levels of six months ago. As was stated above, the increase in Sun Microsystems' was due to the purchase announcement by Oracle.

Our poorest performers for the past six months were Allied Irish Banks, Forest City Enterprises and NRG Energy. We mentioned above why we believed Allied Irish Banks declined. The decline in Forest City was probably due to continued concerns about the health of the United States' real estate markets. The decline in NRG Energy was not in our opinion significant.

Although we believe that we have seen the bottoms in the market averages and that the recession has either ended or will do so this year, we expect growth to be subdued in the coming year. We are concerned that the large deficits we are currently experiencing will continue, and/or punitive taxation will be enacted, both of which will have negative implications for the economy. The preferred alternative of reduced government spending and deregulation of businesses are fading dreams. I only hope that love of liberty and value for individual initiative and responsibility will some day soon reassert themselves, as has happened in the past.

As always, if you have any questions or comments concerning the Fund, our strategies, our portfolio of securities and the financial results presented, or to obtain a current prospectus, please do not hesitate to give us a call at 1-877-FSV-FUND or visit our website at www.foresightfunds.com.


Sincerely yours,



Michael M. Bissell, CFA

/S/ Michael M. Bissell

Michael M. Bissell, CFA
President, Foresight Funds, Inc.
August 21, 2009

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009


                    Portfolio Holdings by Industry Sector
             Percent of Total Investments as of June 30, 2009

                       Basic Materials .......... 28.32%
                       Conglomerates ............  0.00%
                       Consumer Goods ...........  3.95%
                       Financial ................ 22.11%
                       Healthcare ...............  0.00%
                       Industrial Goods ......... 11.31%
                       Services ................. 13.12%
                       Technology ............... 21.03%
                       Utilities ................  0.00%
                       Cash and Other Assets ....  0.17%


Expense Example

As a shareholder in the Fund, you will incur ongoing costs, including management fees, transaction costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2009 through June 30, 2009.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009


Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance
(5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, which, although they do not apply to our no-load Fund, may apply to other funds. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


	                        Beginning        Ending       Expenses
                                 Account         Account        Paid
                                  Value           Value        During
                                 1/1/2009       6/30/2009      Period*
                                ---------      ----------     --------

Actual	                        $1,000.00	$1,502.36       $7.31

Hypothetical
(5% return before expenses)	$1,000.00	$1,018.17	$6.26

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009


                            Schedule of Investments
                           June 30, 2009 (Unaudited)


                                                      SHARES        MARKET VALUE
                                                      ------        ------------
COMMON STOCKS - 99.70%

     AGRICULTURAL CHEMICALS - 5.21%

     Potash Corp. of Saskatchewan, Inc. ** ..........    300           $  27,915
                                                                       ---------

     ALUMINUM - 3.35%

     Kaiser Aluminum Corporation ....................    500           $  17,955
                                                                       ---------

     AUTO PARTS - 3.94%

     Magna International, Inc. **  ..................    500           $  21,120
                                                                       ---------

     BUILDING MATERIALS (GENERAL) - 2.82%

     USG Corporation * ..............................   1500           $  15,105
                                                                       ---------

     CATALOG & MAIL ORDER SERVICES -  3.20%

     eBay Inc. * ....................................   1000           $  17,130
                                                                       ---------

     CEMENT - 4.53%

     Cemex SAB de CV ADR ** .........................   2600           $  24,284
                                                                       ---------

     COMMUNICATION EQUIPMENT - 3.00%

     Corning Inc. ...................................   1000           $  16,060
                                                                       ---------

     COMMUNICATION SERVICES - 11.28%

     Level 3 Communications, Inc. * .................  40000           $  60,400
                                                                       ---------

     COPPER - 3.74%

     Freeport McMoRan Copper & Gold Inc. * ..........    400           $  20,044
                                                                       ---------

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009

                                                      SHARES        MARKET VALUE
                                                      ------        ------------

     CREDIT SERVICES - 7.26%

     American Express Company .......................    800           $  18,592
     AmeriCredit Corp. * ............................   1500              20,325
                                                                       ---------
                                                                       $  38,917
                                                                       ---------
     DEPARTMENT STORES - 4.97%

     Sears Holding Corporation * ....................    400           $  26,608
                                                                       ---------

     ELECTRonics (DIVERSIFIED) - 3.14%

     Electro Scientific Industries Inc. * ...........   1500           $  16,830
                                                                       ---------

     ENTERTAIMENT (DIVERSIFIED) - 4.93%

     News Corporation Limited * .....................   2500           $  26,425
                                                                       ---------

     GOLD - 3.20%

     NovaGold Resources Inc. * ** ...................   4000           $  17,120
                                                                       ---------

     INVESTMENT BROKERAGE (REGIONAL) - 3.64%

     Legg Mason Inc. ................................    800           $  19,504
                                                                       ---------

     INVESTMENTS (DIVERSIFIED) - 5.51%

     Goldman Sachs Group Inc. .......................    200           $  29,488
                                                                       ---------

     LUMBER, WOOD PRODUCTION - 3.94%

     Leucadia National Corp. * ......................   1000           $  21,090
                                                                       ---------

     MONEY CENTER BANKS - 3.70%

     Bank of America Corporation ....................   1500           $  19,800
                                                                       ---------

     OIL & GAS (INDEPENDENT) - 9.14%

     Chesapeake Energy Corp. ........................   1300           $  25,779
     Pioneer Natural Resources ......................    700              17,850
                                                                       ---------
                                                                       $  43,629
                                                                       ---------
     PERSONAL COMPUTERS - 3.59%

     Dell, Inc. * ...................................   1400           $  19,222
                                                                       ---------

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009


                                                      SHARES        MARKET VALUE
                                                      ------        ------------
     PROPERTY MANAGEMENT - 1.97%

     Forest City Enterprises Inc. * .................   1600           $  10,560
                                                                       ---------

     STEEL & IRON - 4.63%

     POSCO * ** .....................................    300           $  24,801
                                                                       ---------

     TOTAL COMMON STOCKS (Cost $689,410) ............................  $ 534,007
                                                                       ---------

CASH EQUIVALENTS -  0.17%


     MONEY MARKET FUNDS

     Prime Obligation Fund ISS (0.30% Yield) ........  915             $     915
                                                                       ---------
     TOTAL CASH EQUIVALENTS (Cost $915) .............................  $     915
                                                                       ---------

TOTAL INVESTMENTS (Cost $690,325) - 99.87% ..........................  $ 534,922
                                                                       ---------

CASH AND OTHER ASSETS NET OF LIABILITIES - 0.13% ....................  $     679
                                                                       ---------

NET ASSETS -  100.00% ...............................................  $ 535,601
                                                                       =========

*    Non-income producing security
**   Potash Corp. of Saskatchewan is domiciled in Canada
     Magna International, Inc. is domiciled in Canada
     Cemex SAB de CV is domiciled in Mexico
     NovaGold Resources is domiciled in Canada
     POSCO is domiciled in South Korea


The accompanying notes are an integral part of the financial statements.

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009



                      Statement of Assets and Liabilities
                           June 30, 2009 (Unaudited)

ASSETS

     Investments, at Market Value (Cost - $690,355) ................ $  534,922
     Cash ..........................................................      2,687
     Dividends Receivable ..........................................        265
     Receivable Due from Adviser ...................................        469
     Other Assets ..................................................        296
                                                                     ----------
     Total Assets .................................................. $  538,639
                                                                     ----------

LIABILITIES

     Accrued Investment Advisory Fee ...............................        471
     Other Payables and Accrued Expenses ...........................      2,566
                                                                     ----------
     Total Liabilities ............................................. $    3,037
                                                                     ----------

NET ASSETS

     Capital (Par value and paid in surplus) ....................... $  964,978
     Undistributed Net Investment income ...........................       (591)
     Accumulated Net Realized Gain/(Loss) ..........................   (273,383)
     Net Unrealized Depreciation on Investments ....................   (155,403)
                                                                     ----------
     Net Assets .................................................... $  535,601
                                                                     ==========
     Shares of Beneficial Interest Outstanding .....................     94,707
                                                                     ----------
     Net Asset Value Per Share ..................................... $     5.66
                                                                     ==========



The accompanying notes are an integral part of the financial statements.

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009

                            Statement of Operations
                January 1, 2009 through June 30, 2009 (Unaudited)


INVESTMENT INCOME

     INCOME

     Dividends ...................................................... $   2,035
     Interest .......................................................         4
                                                                      ---------
     Total Income ................................................... $   2,039
                                                                      ---------
     EXPENSES

     Investment Advisory Fees (Note 3)............................... $   2,082
     Custodian Fees and Expenses ....................................     1,329
     Audit and Accounting Fees ......................................     2,100
     Directors' Fees and Expenses ...................................       100
     Other Fees and Expenses ........................................     1,010
                                                                      ---------
     Total Expenses ................................................. $   6,621
     Less Expenses Reimbursed by Adviser (Note 3)....................   ( 3,991)
                                                                      ---------
     Net Expenses ................................................... $   2,630
                                                                      ---------
     Net Investment Income/(Loss) ................................... $  (  591)
                                                                      ---------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS

     Realized Gain/(Loss) on Investments ............................ $ (44,915)
     Change in Unrealized Depreciation on Investments ...............   224,978
                                                                      ---------
     Net Realized and Unrealized Gain/(Loss) on Investments ......... $ 180,063
                                                                      ---------
NET DECREASE IN NET ASSETS FROM OPERATIONS .......................... $ 179,472
                                                                      =========


The accompanying notes are an integral part of the financial statements.


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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009


                       Statement of Changes in Net Assets
                January 1, 2009 through June 30, 2009 (Unaudited)


                                                           6 Months     Year
                                                            Ended       Ended
                                                          6/30/2009     2008
                                                          ---------   ---------
CHANGE IN NET ASSETS

     FROM OPERATIONS

     Net Investment Income/(Loss)  ..................... $     (591)  $  (2,415)
     Net Realized Gain/(Loss) on Investments ...........    (44,915)   (228,468)
     Net Increase/(Decrease) in Unrealized
     Appreciation on Investments .......................    224,978   (311,335)
                                                         ----------   ---------
     Net Increase/(Decrease) in Net Assets
     from Operations ................................... $  179,472  $(542,218)
                                                         ----------   ---------
     FROM DISTRIBUTIONS TO SHAREHOLDERS

     Net Investment Income ............................. $        -   $       -
     Net Realized Gains ................................          -           -
                                                         ----------   ---------
     Net Increase/(Decrease) in Net Assets
     from Distributions ................................ $        -   $       -
                                                         ----------   ---------
     FROM CAPITAL SHARE TRANSACTIONS

     Proceeds from Sale of Shares ...................... $    5,000   $   6,000
     Shares Issued in Reinvestment of Dividends ........          -           -
     Cost of Shares Redeemed ...........................    (17,547)    (25,000)
                                                         ----------   ---------
     Net Increase/(Decrease) in Net Assets
     from Share Transactions ........................... $  (12,547)  $ (19,000)
                                                         ----------   ---------

NET ASSETS

     Total Increase/(Decrease) in Net Assets ........... $  166,925  $(561,218)
     Net Assets at Beginning of Period .................    368,676     929,894
                                                         ----------   ---------
     Net Assets at End of Period ....................... $  535,601   $ 368,676
                                                         ==========   =========


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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009


                                                           6 Months     Year
                                                            Ended       Ended
                                                          6/30/2009     2008
                                                          ---------   ---------

SHARES TRANSACTIONS

     Issued .............................................     1,384       1,836
     Reinvested .........................................         -           -
     Redeemed ...........................................    (4,616)     (2,879)
                                                          ---------   ---------
     Net Increase/(Decrease) in Shares ..................    (3,232)     (1,043)
     Shares Outstanding at Beginning of Period ..........    97,939      98,982
                                                          ---------   ---------
     Shares Outstanding at End of Period ................    94,707      97,939
                                                          =========   =========


The accompanying notes are an integral part of the financial statements.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009


                              Financial Highlights
                    For a Share Outstanding During Each Period



                                                               6 Months                      Year Ended
                                                                Ended
                                                              6/30/2009     2008        2007        2006        2005        2004(a)
                                                              ---------   ---------   ---------   ---------   ---------   ---------

     Net Asset Value at Beginning of Period ................. $    3.76   $    9.39   $   12.01   $   10.89   $   11.79   $   10.00
                                                              ---------   ---------   ---------   ---------   ---------   ---------
     INCOME FROM INVESTMENT OPERATIONS

     Net Investment Income/(Loss) ........................... $   (0.01)  $   (0.02)  $    0.00   $    0.03   $    0.08   $   (0.01)
     Net Realized and Unrealized Gain/(Loss) on Investments .      1.91       (5.61)      (1.32)       1.70       (0.34)       1.80
                                                              ---------   ---------   ---------   ---------   ---------   ---------
     Total from Investment Operations ....................... $    1.90   $   (5.63)      (1.32)  $    1.73   $   (0.26)  $    1.79
                                                              ---------   ---------   ---------   ---------   ---------   ---------
     LESS DISTRIBUTIONS TO SHAREHOLDERS

     From Net Investment Income ............................. $    0.00   $    0.00   $    0.00   $    0.03   $    0.08   $    0.00
     From Net Realized Gain .................................      0.00        0.00        1.30        0.58        0.56        0.00
                                                              ---------   ---------   ---------   ---------   ---------   ---------
     Total Distributions to Shareholders .................... $    0.00   $    0.00   $    1.30   $    0.61   $    0.64   $    0.00
                                                              ---------   ---------   ---------   ---------   ---------   ---------

     Net Asset Value at End of Period ....................... $    5.66   $    3.76   $    9.39   $   12.01   $   10.89   $   11.79
                                                              =========   =========   =========   =========   =========   =========

     Total Returns (b).......................................    50.24%    (59.93)%    (10.91)%      15.83%     (2.26)%      17.94%


                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009

                              Financial Highlights
                    For a Share Outstanding During Each Period




                                                               6 Months                      Year Ended
                                                                Ended
                                                              6/30/2009     2008        2007        2006        2005        2004(a)
                                                              ---------   ---------   ---------   ---------   ---------   ---------


RATIOS AND SUPPLEMENTAL DATA

     Net Assets at End of Period ($1000s) ................... $    536    $     369   $     930   $     968   $     781   $     940

     RATIOS TO AVERAGE NET ASSETS

     Expenses ...............................................  1.25%(c)       1.25%       1.25%       1.25%       1.25%       1.25%
     Expenses before reimbursement ..........................  2.49%(c)       2.84%       1.80%       1.79%       1.90%       2.38%
     Net Investment Income/(Loss) ........................... (0.22%)(c)     (0.34%)     (0.01%)      0.24%       0.62%     (0.13%)
     Net Investment Income/(Loss) before reimbursement ...... (1.73%)(c)     (1.93%)     (0.56%)     (0.29%)     (0.03%)    (1.26%)
     Portfolio Turnover Rate ................................  31.7%(c)       94.9%       78.3%       55.2%       50.9%       56.0%


(a) The Fund commenced operations on January 15, 2004
(b) Not annualized
(c) Annualized

The accompanying notes are an integral part of the financial statements.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009

Notes to Financial Statements
June 30, 2009

1.  Organization

Foresight Funds Inc. (the "Company"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Company's Articles of Incorporation permit the Board of Directors of the Company (the "Board") to issue 100,000,000 shares of common stock at $.0001 par value per share. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any shares not issued with respect to such series. A single series of shares comprising the Foresight Value Fund
(the "Fund"), has been authorized. The Fund's investment objective is to provide long-term capital appreciation by primarily investing in equities. Foresight Asset Management, LLC (the "Adviser") serves as investment adviser to the Fund.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation

Readily marketable securities listed on the New York Stock Exchange are valued at their last sales price of the day for which the value is being determined. If there has been no sale of a security on such day, the security is valued at the mean of the closing bid and asked prices. Readily marketable securities listed on other national securities exchanges are valued in a similar manner. If market quotations are not readily available for an asset, the Fund's Board will value such assets at a fair value determined in good faith.

Federal Income Taxes

There is no provision for federal income tax. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009


Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains.

Accounting for Investments

Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis. Interest income is recorded on an accrual basis or monthly as paid.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Distributions

Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

New Accounting Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund has adopted SFAS No. 157 as of the fiscal year beginning January 1, 2008. Adoption of SFAS No. 157 has made no material impact on the Fund's financial statements.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009

FAS 157 - Summary of Fair Value Exposure at June 30, 2009

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1:  Quoted prices in active markets for identical securities

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used, as of June 30, 2009, in valuing the Fund's investments carried at fair value:

Description          Level 1        Level 2        Level 3        Total
-----------          -------        -------        -------        -----

Securities	     $534,922       $0             $0             $534,922

Total                $534,922       $0             $0             $534,922

3. Related Party Transactions

The Fund retains Foresight Asset Management, LLC as its investment adviser. The Adviser provides the Fund with investment advice and transfer agent, accounting and administrative services.

Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser receives an annualized management fee equal to 1% of the Fund's average daily net asset value, computed daily. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Agreement, the Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year, exceed the sum of 1.25% of the average daily net asset values of the Fund during such year. Expense reimbursement agreements between the Fund and the Adviser may only be changed with Board of Directors approval and there are no plans to change this arrangement.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009



The expenses incurred by the Fund exceeded the percentage limitation during the period from January 1, 2009 through June 30, 2009 and the Adviser reimbursed the Fund $3,991.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under
Section 2(a)(9) of the 1940 Act. As of June 30, 2009, Michael M. Bissell and Hilda M. Bissell, joint tenants in common, held 67.26% of the outstanding Fund shares and Michael M. Bissell, as custodian for his daughters, held an additional 25.02% of the outstanding Fund shares.

Remuneration in the amount of $100 was paid to Fund directors during the period from January 1, 2009 through June 30, 2009. No remuneration was paid to Fund officers during this period.

4.  Investments

For the period from January 1, 2009 through June 30, 2009, purchases and sales of investment securities, other than short-term investments, aggregated $65,018 and $82,098, respectively. The gross unrealized appreciation for all securities totaled $84,954 and the gross unrealized depreciation for all securities totaled ($240,357) for a net unrealized depreciation of ($155,403). The aggregate cost of securities for federal income tax purposes as of June 30, 2009 was $689.410.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009


5. Distribution to Shareholders

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these differences are permanent; such amounts are reclassified within the capital accounts based on federal income tax regulations. During the year ended December 31, 2008 permanent differences due to a net investment loss not deductible for tax purposes resulted in a net increase in accumulated net investment income of $2,415 and a corresponding net decrease in paid in surplus of ($2,415). These reclassifications had no impact on net assets or net asset value per share. The tax character of distributions paid during 2007 and 2008 were as follows:

Distributions paid from:                 2008                   2007
                                       ---------              ---------
Ordinary income	                       $       0              $       0
Long-term capital gains                        0                113,331
                                       ---------              ---------
Total distributions                    $       0              $ 113,331

As of June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income   $  (24,900)
Undistributed long-term gain       (20,606)
Capital loss carryforwards        (228,468)
Unrealized depreciation           (155,403)
                                -----------
                                $ (429,377)

Capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. The Fund's carryforwards expire on December 31, 2016. During the current year the Fund did not use any capital loss carryforwards to offset realized capital gains.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009



Foresight Fund's Officers and Directors

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available, free of charge, by calling our toll-free number 1-877-FSV-FUND (378-3863) to request a copy.

Name and Age: Michael M. Bissell, Age 56
Address: 1634 Pebble Chase Dr., Katy, TX 77450
Position(s) Held: Chairman of the Board of Directors, President and Treasurer Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years: President and Treasurer of Foresight Funds, Inc.; President of Foresight Asset Management, LLC; Engineering Supervisor, Bechtel, Inc.
Number of Fund Complex Portfolios Overseen by Director: 1
Other Directorships Held by Director: None

Name and Age:  Hilda M. Bissell, Age 53
Address: 1634 Pebble Chase Dr., Katy, TX 77450
Position(s) Held:  Secretary and Chief Compliance Officer
Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years: Secretary of Foresight Funds, Inc.; Family Practice Physician

Name and Age:  Herbert R. Leita, Age 57
Address: 4166 Triangle Cr., Kingsport, TN 37664
Position(s) Held:  Independent Director
Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years:  Engineer, Bechtel,
Inc.
Number of Fund Complex Portfolios Overseen by Director: 1
Other Directorships Held by Director: None

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009


Name and Age:  Rebecca L. Leita, Age 55
Address: 4166 Triangle Cr., Kingsport, TN 37664
Position(s) Held:  Independent Director
Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years: Owner, All Occasion Gift Basket and Flowers
Number of Fund Complex Portfolios Overseen by Director: 1
Other Directorships Held by Director: None

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009


Quarterly Portfolio Holdings Report

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Form N-Q is available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling the Fund at 1-877-FSV-FUND (378-3863) or on the SEC's website at http://www.sec.gov.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2009


Directors and Principal Officers

Michael M. Bissell, Chairman, President, and Treasurer
Hilda M. Bissell, Secretary and Chief Compliance Officer
Herbert R. Leita, Director
Rebecca L. Leita, Director


Investment Advisor

Foresight Asset Management, LLC
1634 Pebble Chase Dr.
Katy, TX 77450


Independent Accountants

M&K CPAS, PLLC
13831 Northwest Freeway, Suite 300
Houston, TX 77040


Custodian

Mission Management & Trust Co.
3567 E. Sunrise Drive, Suite 235
Tucson, AZ 85718


This report is intended only for the information of shareholders or those who have received the Fund's prospectus which contains information about the Fund's management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 10. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of August 20, 2009 [within 90 days of filing date of this Form N-CSR], the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes - Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b)  Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
     Section 906 of the Sarbanes - Oxley Act of 2002 is filed herewith.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Foresight Funds, Inc.


By /s/ Michael M. Bissell
       ------------------
       Michael M. Bissell, President

Date:  9/1/09


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/ Michael M. Bissell
       ------------------
       Michael M. Bissell, President

Date:  9/1/09


By /s/ Michael M. Bissell
       ------------------
       Michael M. Bissell, Treasurer

Date:  9/1/09